                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2001


                              BULL RUN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  GEORGIA                      0-9385                        58-2458679
(State or other           (Commission File                  (IRS Employer
jurisdiction of                Number)                   Identification No.)
incorporation)

                   4370 PEACHTREE ROAD, ATLANTA, GEORGIA 30319
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (404) 266-8333
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a) The following sets forth the information required by Item 304(a)(1) of Regulation S-K:

         (i) On August 7, 2001 Ernst & Young LLP was dismissed as the Company's principal accountant.

         (ii) The reports of Ernst & Young LLP on the Company's financial statements for the year ended June 30, 2000, the six months ended June 30, 1999 and the year ended December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the reference to the reports of Arthur Andersen LLP on the financial statements of Rawlings Sporting Goods Company, Inc. ("Rawlings," a corporation in which the Company has a 10% interest), which reports were furnished to Ernst & Young LLP. Insofar as Ernst & Young's opinion on the Company's consolidated financial statements related to data included for Rawlings, Ernst & Young's opinion was based solely on the report of Rawlings' auditors, Arthur Andersen LLP.

         (iii) The decision to change accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

         (iv) During the year ended June 30, 2000, the six months ended June 30, 1999 and the year ended December 31, 1998 and through August 7, 2001, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their reports on the financial statements for such periods.

         (v) During the year ended June 30, 2000, the six months ended June 30, 1999 and the year ended December 31, 1998 and through August 7, 2001, there have occurred none of the "reportable events" listed in Item 304(a)(1)(v) of Regulation S-K.

(b) The Company has requested that Ernst & Young LLP furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated August 10, 2001, is filed as
         Exhibit 16.1 to this Form 8-K.

(c) The Company has retained PricewaterhouseCoopers LLP as its principal independent accountants, effective August 7, 2001.

ITEM 7.           EXHIBITS

     16.1 Letter from Ernst & Young LLP confirming their agreement with the information contained in this filing.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


August 13, 2001                      BULL RUN CORPORATION


                                     By: /s/ FREDERICK J. ERICKSON
                                         --------------------------
                                         Frederick J. Erickson
                                         Vice President - Finance and Treasurer

                                       3